As filed with the Securities and Exchange
                    Commission on December 12, 1994
                    Registration No. ______________

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                            Amendment No. 1


                               FORM S-3
                        REGISTRATION STATEMENT
                   under the Securities Act of 1933

                            WLR FOODS, INC.
        (Exact name of registrant as specified in its charter)

Virginia                           2000              54-1295923
(State or other jurisdiction   Primary Standard    (I.R.S. Employer
of incorporation or      Industrial Classification  Identification
organization)                 Code Number           Number)

                             P.O. Box 7000
                       Broadway, Virginia  22815
                            (703) 896-7000
          (Address, including zip code, and telephone number,
          including area code, of principal executive offices)

                             John W. Flora
                      Wharton, Aldhizer & Weaver
                        100 South Mason Street
                     Harrisonburg, Virginia  22801
                            (703) 434-0316
       (Name, address, including zip code, and telephone number,
              including area code, of agent for service)

Approximate date of commencement of  proposed sale to the public:   As
soon  as  practicable   after  this  Registration   Statement  becomes
effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the
following box:   [     ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the
following box:   [  X  ]

This Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(a) of the Securitites Act of 1933.

                              SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Harrisonburg, Commonwealth of Virginia, on the 12th day of December, 1994.


                                   WLR FOODS, INC.


                                   By:__/s/ James L. Keeler__________
                                        James L. Keeler
                                        President and Chief
                                        Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of the 12 day of December, 1994.



              Signature                      Title


_______________________________________      Treasurer and
Delbert L. Seitz                             Chief Financial
                                             Officer

_______________________________________      Chief Executive
James L. Keeler                              Officer and
                                             Director

_______________________________________      Director
George E. Bryan*

_______________________________________      Director
Charles L. Campbell*

_______________________________________      Director
Stephen W. Custer*

_______________________________________      Director
Calvin G. Germroth*

_______________________________________      Director
Peter A.W. Green*

_______________________________________      Director
William H. Groseclose*

_______________________________________      Director
J. Craig Hott*

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
_______________________________________      Director
Herman D. Mason*

_______________________________________      Director
Charles W. Wampler, Jr.*

_______________________________________      Director
William D. Wampler*

*By__/s/ Delbert L. Seitz______________
   Delbert L. Seitz, Power of Attorney














































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